SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 1, 2005 (May 25, 2005)

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

155 Franklin Road, Suite 400
Brentwood, Tennessee 37027
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 373-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan

On February 23, 2005, the Board of Directors of Community Health Systems, Inc. (the “Company”) approved an amendment and restatement of the Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan (the “Plan”). On May 25, 2005, the Company’s stockholders approved the Plan.

The Plan has been amended to increase the number of shares available for award from 12,562,791 to 17,062,791, an increase of 4,500,000 shares. In addition, the Plan has been amended to increase the number of shares available for award as restricted shares, performance awards (both stock and unit), phantom stock, and other awards that are granted as full value awards from 2,000,000 to 4,500,000 shares. The Plan was also amended to prohibit nonqualified stock options from being granted at less than fair market value on the date the option is granted and to modify the change in control provision, such that vesting of options or lapsing of restrictions will occur on the date the change in control is effective, without regard to whether the employment or other relationship of the optionee or grantee is terminated.

Community Health Systems, Inc. Supplemental Executive Retirement Plan

On May 25, 2005, the Board of Directors of the Company approved an Amendment No. 2 (the “Amendment”) to the Community Health Systems, Inc. Supplemental Executive Retirement Plan dated December 10, 2002, as amended by Amendment No. 1 dated April 8, 2004 (the “SERP”). The Amendment provides that from and after the date of the Amendment, the Company’s wholly owned subsidiary, CHS/Community Health Systems, Inc. (“CHS/CHS”), shall be the sponsor of the SERP and will be responsible for the obligations under the SERP.

On May 25, 2005, CHS/CHS, authorized the execution and delivery of the Supplemental Executive Retirement Plan Trust (the “SERP Trust”) with Wachovia Bank, N.A., as trustee. The SERP Trust, dated effective as of June 1, 2005, will pay benefits, as and when they become due and payable, to participants of the SERP. The SERP Trust is structured as and is intended to be an unfunded arrangement in furtherance of the status of the SERP as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan, as amended and restated on February 23, 2005 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 9-K filed February 28, 2005 (No. 001-15925))

Exhibit 10.2	Amendment No. 2 to the Community Health Systems, Inc. Supplemental Executive Retirement Plan dated December 10, 2002

Exhibit 10.3	Supplemental Executive Retirement Plan Trust, dated June 1, 2005, by and between CHS/Community Health Systems, Inc., as grantor, and Wachovia Bank, N.A., as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2005	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)